Intangible Assets, Net - Schedule of Future Estimated Amortization Expenses (Details)	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
Remaining of 2026		¥ 492,922
2027		985,844
2028		985,844
2029		985,844
2030		985,844
Thereafter		40,830,380
Total	$ 6,646,211	¥ 45,266,678	¥ 45,759,600